UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2003

Manhattan Associates, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23999	58-2373424

(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

2300 Windy Ridge Parkway, Suite 700, Atlanta, Georgia 30339

(Addresses of Principal Executive Offices, including Zip Code)

(770) 955-7070

(Registrant’s Telephone Number, including Area Code)

SIGNATURE

Item 9. Regulation FD Disclosure.

     On July 29, 2003, Deepak Raghavan, a director of Manhattan Associates, Inc., delivered a notice of termination of the Rule 10b5-1 sales plan that he entered into on February 26, 2003. The termination was made in accordance with the terms of the plan and will be effective on July 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN ASSOCIATES, INC.

	By:	/s/ David K. Dabbiere David K. Dabbiere Chief Legal Officer and Secretary

Date: July 29, 2003